                                                                   EXHIBIT 10(u)


                               AMENDMENT NUMBER 1
                                       TO
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT


This is Amendment Number 1, dated as of September 15, 1997 to the Information Technology Services Agreement (the "Agreement") dated as of June 1, 1996 between UNISYS CORPORATION ("Unisys") and UNITED HEALTHCARE SERVICES, INC. ("UHS").

Section 3.18 of the Agreement provides that the Parties will jointly develop and implement a revised charge process in accordance with Exhibit 31 of the Agreement which will result in charges based on the usage of computing resources

ACCORDINGLY, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Unisys and UHS hereby agree to amend Exhibit 31 of the Agreement to incorporate the following additional provisions:

     1. Rate Card. Attached hereto as Exhibit 31-1 is the rate card which sets forth the methodology by which UHS will be assessed charges for Services provided by Unisys pursuant to the Agreement.

     2. UNIX charges by system. Attached hereto as Exhibit 31-2 are schedules containing the charges for the initial systems and systems added during 1996. The initial systems listed by serial number in Exhibit 2 of this contract amendment replace those listed in Exhibit 6 of the Agreement.

     3. Methodology. Attached hereto as Exhibit 31-3 is the methodology and description forming the basis for the application of the Rate Card.

     4. Effective Date. The rate card is effective January 1, 1997. Within 30 days of execution of this Amendment Number 1, Unisys will provide to UHS retro-active rate card based invoices and credits to reverse prior Interim Agreement charges.

     5. IBM consumption based charges. Consumption based charges will be developed including prime and off-prime rates. The rate card for these charges will have a structure similar to the Unisys rate card. The goal is to have these charges be effective October 1, 1997. Should the rate card not be finalized by October 1, Unisys will continue charges based on capacity, with the understanding that these charges will be reversed and replaced by consumption based charges retro-active to October 1, 1997.

                               AMENDMENT NUMBER 1
                                       TO
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT


     6. UNIT/NT consumption based charges. The Account Executives will review the possibility of converting UNIX/NT to consumption based charges. A feasibility study will be submitted to UHS by January 1, 1998. Effective in 1998, a report on the status of this conversion will be prepared by the Account Executives and submitted to UHS on a quarterly basis. Key to making this conversion will be the proliferation of large capacity servers with the ability to consolidate servers and support consumption measurement software.

     7. Prime and off-prime for Unisys. Effective with the 4th quarter of 1997, the Account Executives will review this issue on a quarterly basis. The Account Executives will consider modifying the rate card for prime and off-prime rates, add-hoc requests and/or monthly cyclical rates. A joint Unisys/UHS feasibility study will be generated at the request of the Account Executives

     8. Per member per month. The Account Executives will consider modifying the rate card to per member per month rates. With mutual agreement, a joint Unisys/UHS feasibility study will be generated at the request of the Account Executives.

     9. Other Terms. Except as herein specifically amended, all of the terms of the Agreement remain in full force and effect and are hereby ratified and confirmed. To the extent the terms of this Amendment Number 1 conflict with the existing Exhibit 31 or other terms of the Agreement, the provisions set forth in this amendment shall control.

IN WITNESS WHEREOF, Unisys and UHS have executed this Amendment Number 1, effective as of the date first above written.

UNISYS CORPORATION                      UNITED HEALTHCARE SERVICES, INC.

By:  /s/  Illegible                     By:  /s/  Illegible
     -------------------                     ----------------------

Its: Director, Finance                 Its:  Vice President
     -------------------                     -----------------------

                                                                    EXHIBIT 31-1

                      UNISYS OUTSOURCING RATE CARD PROPOSAL
                             BASE VOLUMES AND RATES

METRIC                              1997       1998       1999       2000       2001       2002        2003       2004       2005
UNISYS CPU USAGE* BASE VOLUME      5,368.81   5,368.81   5,368.81    5,368.81   5,368.81   5,368.81   5,368.81   5,368.81   5,368.81
(HOURS)           BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***

UNISYS DISK USAGE BASE VOLUME        677.11     677.11     677.11      677.11     677.11     677.11     677.11     677.11     677.11
(GB)              BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***
UNISYS TAPE USAGE BASE VOLUME     35,553.00  35,553.00  35,553.00   35,553.00  35,553.00  35,553.00  35,553.00  35,553.00  35,553.00
(MOUNTS)          BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***
IBM MIPS          BASE VOLUME        231.00     231.00     231.00      231.00     231.00     231.00     231.00     231.00     231.00
(MIPS)            BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***
IBM DISK USAGE    BASE VOLUME      1,300.00   1,300.00   1,300.00    1,300.00   1,300.00   1,300.00   1,300.00   1,300.00   1,300.00
(GB)              BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***
IBM TAPE MOUNTS   BASE VOLUME     33,000.00  33,000.00  33,000.00   33,000.00  33,000.00  33,000.00  33,000.00  33,000.00  33,000.00
(MOUNTS)          BASE RATE          ***        ***        ***         ***        ***        ***        ***        ***        ***
                  RATE REDUCTION                ***        ***         ***        ***        ***        ***        ***        ***


COLA                                            ***        ***         ***        ***        ***        ***        ***        ***
CREDIT % ON BASE RATE FOR UNUSED UNITS  ***     ***        ***         ***        ***        ***        ***        ***        ***


                                                          VOLUME DISCOUNT RATES
                                                       ---------------------------
* A SERIES, CLEARPATH FAMILY            GREATER OF                          % OF
                                         EQUAL TO       LESS THAN         DISCOUNT
                                         --------       ---------         --------
                                            0%              100%            ***
                                            100%            105%            ***
                                            105%            110%            ***
                                            110%            115%            ***
                                            115%            120%            ***
                                            120%            125%            ***
                                            125%        AND OVER            ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-2

                           LEASE/DEPRECIATION CHARGES

UNIX PROCESSORS:                    STYLE     SERIAL     1996   1997   1998   1999   2000   2001   2002   2003   2004   2005   TOTAL
----------------                  --------   ---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
ABACUS                            7013-J30     2652250   ***    ***    ***    ***      --     --     --     --     --     --   ***
BAMBAM                            7013-39H     2687366   ***    ***    ***    ***      --     --     --     --     --     --   ***
BHDATA1                           7013-59H     2648757   ***    ***    ***    ***      --     --     --     --     --     --   ***
BHDATA2                           7013-59H     2651771   ***    ***    ***    ***      --     --     --     --     --     --   ***
BAMBAM                            7013-39H     2687366   ***    ***    ***    ***      --     --     --     --     --     --   ***
BHFUNC1                           7013-580     2639063   ***    ***    ***    ***      --     --     --     --     --     --   ***
BIS1                              7013-590     2646076   ***    ***    ***    ***      --     --     --     --     --     --   ***
BIS3                              7013-J30     2654414   ***    ***    ***    ***      --     --     --     --     --     --   ***
CALVIN                            7013-591     2641001   ***    ***    ***    ***      --     --     --     --     --     --   ***
CEREBUS                           7012-G30     2687935   ***    ***    ***    ***      --     --     --     --     --     --   ***
BAMBAM                            7013-39H     2687366   ***    ***    ***    ***      --     --     --     --     --     --   ***
BAMBAM                            7013-39H     2687366   ***    ***    ***    ***      --     --     --     --     --     --   ***
GAR                               7013-690     2646104   ***    ***    ***    ***      --     --     --     --     --     --   ***
HOBBES                            7013-590     2643186   ***    ***    ***    ***      --     --     --     --     --     --   ***
KAZOO                             7013-J40     2646969   ***    ***    ***    ***      --     --     --     --     --     --   ***
KESTREL                           U6000/65   414171439   ***    ***    ***    ***      --     --     --     --     --     --   ***
ORION                             7013-59H     2650200   ***    ***    ***    ***      --     --     --     --     --     --   ***
OSPRAY                            U6000/65   414171652   ***    ***    ***    ***      --     --     --     --     --     --   ***
PEGASUS                           7013-J30     2650254   ***    ***    ***    ***      --     --     --     --     --     --   ***
PIRANHA                           7013-550     2621567   ***    ***    ***    ***      --     --     --     --     --     --   ***
POLARIS                           7013-590     2650490   ***    ***    ***    ***      --     --     --     --     --     --   ***
STARFISH                          7013-J30     2653745   ***    ***    ***    ***      --     --     --     --     --     --   ***
BAMBAM                            7013-39H     2687366   ***    ***    ***    ***      --     --     --     --     --     --   ***
ROHCS1                            7013-580     2639286   ***    ***    ***    ***      --     --     --     --     --     --   ***
SUSIE                             7013-59H     2649667   ***    ***    ***    ***      --     --     --     --     --     --   ***
TOKAY                             7013-59H     2648268   ***    ***    ***    ***      --     --     --     --     --     --   ***
DUKE                              7013-590     1640842   ***    ***    ***    ***      --     --     --     --     --     --   ***
TOPGUN                            7013-590     2640841   ***    ***    ***    ***      --     --     --     --     --     --   ***
UHC16A5                           7013-59H     2648392   ***    ***    ***    ***      --     --     --     --     --     --   ***
VIPER                             7013-590     2641251   ***    ***    ***    ***      --     --     --     --     --     --   ***
ZUHL                              7013-590      264373   ***    ***    ***    ***      --     --     --     --     --     --   ***
   S/T BASE SYSTEMS                                      ***    ***    ***    ***      --     --     --     --     --     --   ***



PIKE                              7013-J40     2655199   ***    ***    ***    ***     ***     --     --     --     --     --   ***
VIPER2                            7013-J40     2656294   ***    ***    ***    ***     ***     --     --     --     --     --   ***
TOMCAT                            7013-J40     2656295   ***    ***    ***    ***     ***     --     --     --     --     --   ***
POSEIDON                          7013-J30     2653583   ***    ***    ***    ***     ***     --     --     --     --     --   ***
    S/T 1996 GROWTH SYSTEMS                              ***    ***    ***    ***     ***     --     --     --     --     --   ***

TOTAL UNIX                                               ***    ***    ***    ***     ***     --     --     --     --     --   ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-2

UNIX                                               TOTAL CHARGES
----
PROCESSORS:        STYLE      SERIAL  JAN-97  FEB-97  MAR-97  APR-97  MAY-97  JUN-97  JUL-97  AUG-97  SEP-97  OCT-97  NOV-97  DEC-97
----------         -----      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
ABACUS          7013-J30     2652250     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BAMBAM          7013-39H     2687366     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHDATA1         7013-59H     2648757     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHDATA2         7013-59H     2651771     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHFUNC1         7013-580     2639063     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BIS1            7013-590     2646076     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BIS3            7013-J30     2654414     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
CALVIN          7013-591     2641001     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
CEREBUS         7012-G30     2687935     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
FILLET          7013-59H     2649881     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
GAR             7013-690     2646104     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
HOBBES          7013-590     2643186     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
KAZOO           7013-J40     2646969     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
KESTREL         U6000/65   414171439     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ORION           7013-59H     2650200     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
OSPRAY          U6000/65   414171652     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
PEGASUS         7013-J30     2650254     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
PIRANHA         7013-550     2621567     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
POLARIS         7013-590     2650490     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
STARFISH        7013-J30     2653745     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ROHCS1          7013-580     2639286     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
SUSIE           7013-59H     2649667     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOKAY           7013-59H     2648268     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
DUKE            7013-590     1640842     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOPGUN          7013-590     2640841     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
UHC16A5         7013-59H     2648392     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
VIPER           7013-590     2641252     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ZUHL            7013-590     2643731     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
   S/T BASE SYSTEMS                      ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***


PIKE            7013-J40     2655199     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
VIPER2          7013-J40     2656294     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOMCAT          7013-J40     2656295     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
POSEIDON        7013-J30     2653583     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
    S/T 1996 GROWTH SYSTEMS              ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***


TOTAL UNIX                               ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-2

UNIX                                                      LEASE & DEPRECIATION RECOVERY
----                                                      -----------------------------
PROCESSORS:         STYLE     SERIAL  JAN-97  FEB-97  MAR-97  APR-97  MAY-97  JUN-97  JUL-97  AUG-97  SEP-97  OCT-97  NOV-97  DEC-97
----------          -----     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
ABACUS           7013-J30    2652250     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BAMBAM           7013-39H    2687366     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHDATA1          7013-59H    2648757     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHDATA2          7013-59H    2651771     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BHFUNC1          7013-580    2639063     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BIS1             7013-590    2646076     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
BIS3             7013-J30    2654414     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
CALVIN           7013-591    2641001     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
CEREBUS          7012-G30    2687935     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
FILLET           7013-59H    2649881     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
GAR              7013-690    2646104     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
HOBBES           7013-590    2643186     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
KAZOO            7013-J40    2646969     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
KESTREL          U6000/65  414171439     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ORION            7013-59H    2650200     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
OSPRAY           U6000/65  414171652     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
PEGASUS          7013-J30    2650254     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
PIRANHA          7013-550    2621567     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
POLARIS          7013-590    2650490     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
STARFISH         7013-J30    2653745     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ROHCS1           7013-580    2639286     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
SUSIE            7013-59H    2649667     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOKAY            7013-59H    2648268     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
DUKE             7013-590    1640842     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOPGUN           7013-590    2640841     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
UHC16A5          7013-59H    2648392     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
VIPER            7013-590    2641252     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
ZUHL             7013-590    2643731     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
   S/T BASE SYSTEMS                      ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***

PIKE             7013-J40   2655199`     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
VIPER2           7013-J40    2656294     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
TOMCAT           7013-J40    2656295     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
POSEIDON         7013-J30    2653583     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
    S/T 1996 GROWTH SYSTEMS              ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***


TOTAL UNIX                               ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***     ***







*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-2


                                                           TOTAL CHARGES

UNIX PROCESSORS:                    STYLE     SERIAL     1996   1997   1998   1999   2000   2001   2002   2003   2004   2005   TOTAL
----------------                  --------   ---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
ABACUS                            7013-J30     2652250    ***    ***    ***    ***     --     --     --     --     --     --     ***
BAMBAM                            7013-39H     2687366    ***    ***    ***    ***     --     --     --     --     --     --     ***
BHDATA1                           7013-59H     2648757    ***    ***    ***    ***     --     --     --     --     --     --     ***
BHDATA2                           7013-59H     2651771    ***    ***    ***    ***     --     --     --     --     --     --     ***
BHFUNC1                           7013-580     2639063    ***    ***    ***    ***     --     --     --     --     --     --     ***
BIS1                              7013-590     2646076    ***    ***    ***    ***     --     --     --     --     --     --     ***
BIS3                              7013-J30     2654414    ***    ***    ***    ***     --     --     --     --     --     --     ***
CALVIN                            7013-591     2641001    ***    ***    ***    ***     --     --     --     --     --     --     ***
CEREBUS                           7012-G30     2687935    ***    ***    ***    ***     --     --     --     --     --     --     ***
FILLET                            7013-59H     2649881    ***    ***    ***    ***     --     --     --     --     --     --     ***
GAR                               7013-690     2646104    ***    ***    ***    ***     --     --     --     --     --     --     ***
HOBBES                            7013-590     2643186    ***    ***    ***    ***     --     --     --     --     --     --     ***
KAZOO                             7013-J40     2646969    ***    ***    ***    ***     --     --     --     --     --     --     ***
KESTREL                           U6000/65   414171439    ***    ***    ***    ***     --     --     --     --     --     --     ***
ORION                             7013-59H     2650200    ***    ***    ***    ***     --     --     --     --     --     --     ***
OSPRAY                            U6000/65   414171652    ***    ***    ***    ***     --     --     --     --     --     --     ***
PEGASUS                           7013-J30     2650254    ***    ***    ***    ***     --     --     --     --     --     --     ***
PIRANHA                           7013-550     2621567    ***    ***    ***    ***     --     --     --     --     --     --     ***
POLARIS                           7013-590     2650490    ***    ***    ***    ***     --     --     --     --     --     --     ***
STARFISH                          7013-J30     2653745    ***    ***    ***    ***     --     --     --     --     --     --     ***
ROHCS1                            7013-580     2639286    ***    ***    ***    ***     --     --     --     --     --     --     ***
SUSIE                             7013-59H     2649667    ***    ***    ***    ***     --     --     --     --     --     --     ***
TOKAY                             7013-59H     2648268    ***    ***    ***    ***     --     --     --     --     --     --     ***
DUKE                              7013-590     1640842    ***    ***    ***    ***     --     --     --     --     --     --     ***
TOPGUN                            7013-590     2640841    ***    ***    ***    ***     --     --     --     --     --     --     ***
UHC16A5                           7013-59H     2648392    ***    ***    ***    ***     --     --     --     --     --     --     ***
VIPER                             7013-590     2641251    ***    ***    ***    ***     --     --     --     --     --     --     ***
ZUHL                              7013-590      264373    ***    ***    ***    ***     --     --     --     --     --     --     ***
      S/T BASE SYSTEMS                                    ***    ***    ***    ***     --     --     --     --     --     --     ***



PIKE                              7013-J40     2655199    ***    ***    ***    ***    ***     --     --     --     --     --     ***
VIPER2                            7013-J40     2656294    ***    ***    ***    ***    ***     --     --     --     --     --     ***
TOMCAT                            7013-J40     2656295    ***    ***    ***    ***    ***     --     --     --     --     --     ***
POSEIDON                          7013-J30     2653583    ***    ***    ***    ***    ***     --     --     --     --     --     ***
    S/T 1996 GROWTH SYSTEMS                               ***    ***    ***    ***    ***     --     --     --     --     --     ***


TOTAL UNIX                                                ***    ***    ***    ***    ***     --     --     --     --     --     ***





*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-3

                         BASE CHANGES - VOLUME AND RATE

If the actual unit volume consumed for a specific category exceeds or falls below the base by 40% or more for three consecutive months, the Account Executives shall negotiate an adjustment to the base volume and base rate. The principles underlying this adjustment would be that the adjusted base volume would not exceed the prior 90 day average volume and the adjusted base rate would not exceed the prior 90 day unit average.

If the actual unit volume for three consecutive months is 0 and the forecast for the next 3 months is also 0, the base volume for that particular metric will be set at 0.

                              VOLUME DISCOUNT RATES

The volume discount percentages apply only to the units in the range for that particular percentage. For example, if the actual volume is 114% of the base, the units below 100% receive no discount, the units between 100 - 105% receive 6%, the units between 105 - 110% receive 10% and the units between 100 - 115% receive 15%.

                   CREDITS FOR UNUSED UNITS BELOW BASE VOLUME

Credits for unused units below the base volume will be granted only for unused units that have been forecasted. No credits be given for unused units below the forecast. For example, if the forecasted volume is 75% of the base and the actual volume is 65% of the base, then credits for the unused units between 75% and 100% of the base volume will be granted per the schedule. No credits will be given for units between 65% and 75%. However, if in the same example the actual volume is 80%, credits are granted for the units between 80% and 100%.

If the volume consumed for a category falls below the base, then the amount billed will equal the base units times the base rate for that period with a credit for each unused unit below the base, providing the forecasted volume was below the actual volume. The amount of the credit is a percentage of the base rate to be determined according to the rate card schedule.

                                 MINIMUM CHARGES
ALL PERIODS
If the base volume falls below 60% of the initial base volume for a particular category, for example "Unisys CPU Hour" and the UHS volume forecast for that category is flat or projecting continued decline, the Account Executives for Unisys and UHS will jointly agree on a revised rate card for that category as well as a one-time charge for the reduced capacity requirement, or if UHS reassigns the volume of one product family (IBM, Unisys, UNIX) to other product families supported by Unisys, the Account Executives for Unisys and UHS will jointly agree on an appropriate one-time charge for the eliminated capacity requirement. This charge will be supported by Unisys and limited to the remaining Unisys book value of capitalized assets as of the month of termination less any remaining fair market value of associated equipment, early termination penalties and/or notice period requirements on hardware and software maintenance contracts and redeployment costs of affected human resources.

INITIAL 48 MONTHS
Rate Card based charges (Total of Unisys, IBM and UNIX/NT) will not fall below the "contract to date" values contained in Exhibit 11 of the Agreement.

AFTER MONTH 48

Rate Card based charges (Total of Unisys, IBM and UNIX/NT) will not fall below the "contract to date" values contained in Exhibit 11 of the agreement.

                                                                    EXHIBIT 31-3



If UHS reassigns the volume of one product family (IBM, Unisys, UNIX) to another vendor, the Account Executives for Unisys and UHS will jointly agree on an appropriate one-time charge for the eliminated capacity requirement. This charge will be supported by Unisys and limited to the remaining Unisys book value of capitalized assets as of the month of termination less any remaining fair market value of associated equipment, early termination penalties and/or notice period requirements on hardware and software maintenance contracts and redeployment costs of affected human resources.

The one-time charge referenced above replaces the product family (IBM, Unisys, UNIX) termination charges contained in Exhibit 17 of the Agreement.

If UHS reassigns the volume of all product families (IBM, Unisys, UNIX/NT) to another vendor, the Termination Charges from Exhibit 17 of the Agreement are applicable.

Unisys and UHS agree that the standard depreciation schedule for calculation of Unisys book value for capitalized assets will be 4 years. Exceptions will be authorized if both parties agree in advance.

                                      UNIX

END OF TERM:

BASE SYSTEMS

Effective with January, 1998, Unisys will provide a 90 day notice UHS on systems reaching the end of their initial term. The initial notification will include all systems which were fully depreciated by December, 1997. UHS has the option to terminate, replace, or extend systems at the end of their initial term. If the system is terminated, Unisys will discontinue charges after the initial term. If the system is replaced, Unisys will discontinue all capital costs effective with the end of initial term and discontinue the remaining charges with deinstallation of the system. If the system is to be extended as configured, Unisys will submit a new quote for the system without capital costs.

GROWTH SYSTEMS

At 90 days prior to the end of their term as defined in the ASR document, Unisys will notify UHS of the end of the initial agreement. UHS has the option to terminate, replace or extend systems after their individual term. If the system is terminated, Unisys will discontinue all future charges after the initial term. If the system is replaced, Unisys will discontinue all capital costs effective with the first month after the initial term and discontinue the remaining charges with deinstallation of the system. If the system is to be extended as configured, Unisys will submit a new quote for the system without capital costs.

EARLY TERMINATION

With a 90 day notice, UHS will be allowed to terminate UNIX systems prior to the end of their term by paying Unisys an "Early Termination Charge" equal to the remaining Unisys book value as of the month of termination less any remaining fair market value.

                                 VOLUME FORECAST

United HealthCare Services will provide Unisys with a 12 month consumption forecast for all mainframe metrics on a quarterly basis. That forecast will be delivered on the 15th of the final month of each quarter (March, June, September and December).

                                                                    EXHIBIT 31-3


UHS FORECASTING AND BILLING METRICS

The following metrics will be used for forecasting and Billing Consumption.

A SERIES/CLEARPATH MACHINES

A SERIES/CLEARPATH DISK FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

         Metrics to be used          1.   Average gigabytes allocated (total for
                                          each system)(1)
                                     2.   Maximum gigabytes allocated any time
                                          within a month (total for each
                                          system)(1)

         Unit of Measure             Gigabytes of Fault tolerant disk

         How computed                Viewpoint will monitor disk usage by taking
                                     snapshots of the disk usage each minute.
                                     These minutely samples are automatically consolidated into summary records by
                                     Viewpoint (e.g., 15 minute, hourly and
                                     daily records). On a monthly basis, the
                                     average disk allocated and the maximum disk allocated for each pack family at any point during that month will be reported from data in the daily summary records.

         What forecasted             Concept:  all non-system related disk
                                     requirements will be forecasted by UHS.
                                     (System related disk requirements will be a computed factor and not forecasted by UHS).

                                     Specific pack families that need to be
                                     included in UHS forecast number:

                                     PRODUCTION SYSTEMS:
                                     -  All database families
                                     -  ARCPK
                                     -  DSSPK
                                     -  LAGPK
                                     -  RAMPK
                                     -  DBPACK
                                     -  CODEPACK
                                     -  PRTBKUP
                                     -  FLATPACK
                                     -  SORTPACK
                                     -  WFMPACK

                                     DEVELOPMENT SYSTEMS
                                     -  DISK
                                     -  DEVPACK
                                     -  DEVDBPK

                                                                    EXHIBIT 31-3


                                     -  SRCPACK
                                     -  PACK
                                     -  GENPK
                                     -  AUDIT1
                                     -  LOGPACK

         Missing Viewpoint Data      In the event that Viewpoint data is missing
                                     or corrupted for any given time period
                                     (minute, 15 minute, hour, day, etc.),
                                     Unisys will average the data from the
                                     previous good time period with the
                                     following good time period. For example, if 14 minutes of data are missing, Unisys would average the previous 15 minute sample with the next 15 minute sample to compute an average for the missing period. If 23 hours of data was missing, the previous and next daily samples would be used to compute an average.

                                     Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

(1) This will be computed from the A Series statistic "sectors in use." The formula to convert to Gigabytes Allocated = sectors in use * ***

BILLING UNITS

The billing metric will be the sum of the maximum gigabytes allocated (as defined above) for each forecasted pack family, for each system, within each month.














*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-3

A SERIES/CLEARPATH PROCESSOR FORECASTING/BILLING METRICS

Forecasting and Measuring

Forecasting metric to be used      Total Application CPU Hours/Month/Workgroup
                                   (database) forecasted on machine that the
                                   database is running on.(1)
Unit of Measure                    Viewpoint will capture processor utilization
                                   statistics for the various workgroups.  The
                                   utilization statistics for multi-processor
                                   A18's need to be converted into a common
                                   metric (A18- 1x Application CPU hours) for
                                   that class of machine.(2) Different processor
                                   classes (e.g., A19) will require a conversion
                                   factor to produce compatible hourly
                                   projections.  The Relative Performance
                                   Measure (RPM) as reported by Unisys product
                                   specifications will be used to make this
                                   conversion.
How forecasted and measured        Computed and tracked via Viewpoint CPU USER
                                   PERCENT samples
When computed                      Viewpoint will monitor processor usage by
                                   taking snapshots of the usage each minute.
                                   These minutely samples are automatically
                                   consolidated into summary records by
                                   Viewpoint (e.g., 15 minutes, hourly and daily
                                   records).  The daily records will be used in
                                   computing total monthly usage.
What forecasted/measured           A workgroup will be defined for each
                                   database.

                                   For the production machines, one total will be forecasted for each database plus one total for "OTHER." OTHER will contain programs that aren't easily broken out by database even though their time may be attributable to a particular database.(3)

                                   For the development machines, one monthly
                                   total for everything will be provided.
What programs are included/        Since UHS has several thousand programs
excluded from forecast             running in production on the various machines
                                   under various usercodes, and the list of programs change on a frequent basis, an inclusive list of all programs would be unmanageable.

                                   Excluded programs are:

                                   SYSTEM/A=, A TO A Routers
                                   SYSTEM/U=, U to A Routers
                                   SYSTEM/CO=, SYSTEM/COMS
                                   SYSTEM/CA=, SYSTEM/CANDE
                                   SYSTEM/CC=, Application to Appl calls
                                   (PROD)SYSTEM/=. A to A, U to A
                                   (PROD)CCF/=, -o-
Missing Viewpoint Data             In the event that Viewpoint data is missing
                                   or corrupted for any given time period
                                   (minute, 15 minute, hour, day, etc.), Unisys will average the data from the previous good time period with the following good time period. For example, if 4 minutes of data are missing, Unisys

                                                                    EXHIBIT 31-3


                                   would average the previous 15 minute sample with the next 15 minute sample to compute an average for the missing period. If 23 hours of data are missing, the previous and next daily samples would be used to compute an average.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

(1) - When available, the forecast should include a breakout by div within a database
(2) - The formula for computing the daily Application CPU hours will be:
      Processor Utilization Percentage * hours/day * # of processors. For example, if a A18-3x has ***
(3) - OTHER will be defined in Viewpoint as all programs not included in the database workgroups except for the programs specifically excluded from the forecast (as noted above).

BILLING UNITS

Total application CPU hours per month for all A Series machines

MACHINE/RESOURCE UTILIZATION

In general, for an on-line oriented machine, as the machine utilization approaches saturation, technical support requirements increase exponentially. Efficient and cost effective computer operations requires executing the hardware resources at the highest level possible that doesn't require oppressive human intervention. The billing rates will be based on a best fir of machine utilization and technical resource utilization.

Conversation Factor

Since a variety of processor speeds/models are in use by UHS and it is expected that new processor speeds/models will be used, a conversion must be done to convert application CPU hours on all machines to a common metric. The conversation factor is the multiplier that will be applied to convert that machine to A18 - 1x Application CPU hours (the base metric). For example, ***

Machine Style       Conversion Factor

A18 - all models    ***
A16-82L             ***
A19 - all models    ***
NX4801              ***

BILLING REPORTING

Unisys and UHS have defined workgroups into which the Viewpoint data will be defined. The hours in these workgroups will be converted to a common metric and summed monthly to provide the total Application CPU hours used. One workgroup exists for each A Series database plus one workgroup for all applications ("OTHER") that don't easily fit into a database workgroup. Unisys will provide billing detail at the summarized workgroup level.



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-3


A SERIES/CLEARPATH MEDIA MOUNTS FORECASTING/BILLING METRICS

The total of all media mounts (tape, CD-ROMS, etc.) will be forecast. Actual numbers will be calculated using OPCON statistics.

                                                                    EXHIBIT 31-3


IBM ES9000 MACHINE - CURRENTLY IN EFFECT

DISK FORECASTING/BILLING METRICS

Metric to be used               Total disk available on system
Unit of Measure                 Gigabytes of non-fault tolerant disk
How computed               Total gigabytes of all the disk connected to the
                           system.
When computed              Each time additional disk is added to system.
What forecasted            The available disk will be forecasted into the
                           following categories:

                                 -    System Requirements
                                 -    Financial Production and Test
                                 -    Dental Systems
                                 -    Center Files
                                 -    DPS Files
                                 -    Other: Infopac, Other Prd, Temp, Work, ML1
                                 -    DSS Production and Management
                                 -    Available

BILLING UNITS

The forecasted disk usage number will assume all disk is non-fault tolerant. Any other type of disk purchase requested by UHS will be handled as an exception to Variable Pricing.

The billing metric will be the total disk space available on the system.

IBM PROCESSOR FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

Forecasting metric to be used Maximum       MIPS available on system

Unit of Measure                             MIPS as defined by IBM product
                                            specifications

What forecasted/measured                    Entire system

What programs are excluded from forecast    None

BILLING UNITS

Maximum MIPS available on machine

IBM MEDIA MOUNTS FORECASTING/BILLING METRICS

The total of all media mounts (tape, CD-ROMS, etc.) will be forecast. Actual numbers will be calculated using OPCON statistics.

                                                                    EXHIBIT 31-3

IBM ES9000 MACHINE - DRAFT PROPOSAL

DISK FORECASTING/BILLING METRICS

Metric to be used Maximum GB used within month

Unit of Measure   Gigabytes of fault tolerant disk(1)

How computed              The DCOLLECT tool will run multiple times per day
                          capturing the maximum disk used in each of the disk pools plus the SPOOL and Migration volumes.(2) At the end of the month, the maximum GB of disk for the month will be computed using this formula:



                          Max GB consumed -
                            max (SPOOL/Migration) + max (pool 1) + max (pool 2)
                          + xxx + (pool n)

                          where the "max" will be the highest value recorded for that pool at any time within the month and "n" will be the last pool being forecasted.

                          For example: if 2 pools are being used in the computation:
                          Pool 1:6/1@ 12:00 = 90 GB
                          ...
                          Pool 1:6/12@ 12:00 = 100 GB
                          Pool 1:6/12@ 18:00 = 110 GB
                          ...
                          Pool 1:6/30@ 18:00 = 95 GB

                          Pool 2:6/1@ 12:00 = 190 GB
                          ...
                          Pool 2:6/15@ 12:00 = 200 GB
                          ...
                          Pool 2:6/1@ 12:00 = 1095GB

                          The maximum for pool 1 =
                          110 GB and the maximum for
                          pool 2 = 200 GB. The Max
                          Disk Consumed metric
                          reported for the month
                          would be 310 GB.

DCOLLECT Run Frequency    To be run as needed.(3)

                                                                    EXHIBIT 31-3

Pools forecasted/Used in
Computation POOLS:

                          CENTER1
                          CENTER2
                          HEDIS
                          DBDSST
                          DBDSSP
                          DBTECH
                          DENTAL
                          DPSCENTR
                          DSSPROD
                          DSSTEST
                          EPIS
                          FINPROD
                          FINTEST
                          INFOPAC
                          PROD
                          TEMP
                          TEST
                          UMWA

                          OTHER VOLUMES:
                          All volumes associate with SPOOL and Migration (currently MLxxxxpqcks).

Missing Data              In the event that data is missing or corrupted for any
                          given time, Unisys will average the data from the previous good time period with the following good time period. For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                          Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention            The summarized daily information will be kept for
                          one year.




(1)  -  BILLING UNITS

The forecasted disk usage number will assume all disk is fault tolerant. Any other type of disk purchase requested by UHS may be handled as an exception to Variable Pricing by Unisys.

(2)  -  SPOOL AND MIGRATION VOLUMES

Although the SPOOL and Migration volumes are not true "pools," the amount of space consumed on these packs is directly related to the retention setting requested by UHS>

(3)  -  DCOLLECT Frequency

Unisys will initially run this tool once per hour. Since the CPU consumption for this product is chargeable to Unisys, Unisys may change the schedule of its use to optimize machine resources.

                                                                    EXHIBIT 31-3


IBM PROCESSOR FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

Forecasting Metric to be used       Total CPU consumed within selected account
                                    codes by Prime and Off-Prime shifts.

Unit of Measure                     ES9021-340 (1 processor) CPU Hours

What forecasted/measured            All CPU time for the following Account Codes
                                    will be excluded from the consumption
                                    totals:

                                    3400 - Unisys Scheduling
                                    3420 - Unisys Operations Analysts
                                    3440 - Unisys Operations, Technical Staff

                                    All CPU time for other account codes will be included.

Prime/Off-Prime                     Shifts All Reporting will be done by prime
                                    and off-prime periods using an Interval
                                    Accounting method.(1) Prime Shift Period:
                                    8AM - 5 PM Central Time, Monday through
                                    Friday except Holidays. Off-Prime Shift
                                    Period: 5:01PM - 7:59AM Weekdays plus
                                    weekends and holidays.

How forecasted and measured         Extract the SMF Type 30 Subtypes 2, 3, and 5
                                    records. These records will be used to
                                    calculate CPU times using TCB, SRB, HPT and IO. All the data will be contained in a monthly file, and retained for one year.
                                    This file will be kept at the detailed level not summarized at any level, allowing the smallest base of raw data anyone could work from.

Missing Data                        In the event that data is missing or
                                    corrupted for any given time, Unisys will average the data from the previous good time period with the following good time period.
                                    For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                                    Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention                      The summarized daily information will be
                                    kept for one year.

(1) - Interval Accounting: The actual time a job executes within prime shift and off-prime shift will be accounted for separately. For example, assuming prime shift is 8AM to 5PM, and a job runs from 7 AM to 9AM (regardless of when it was submitted), it will accumulate 1 hour of off-prime shift time and 1 hour of prime shift time.

Conversion Factor

Since it is expected that new processor speeds/models will be used, a conversation must be done to convert application CPU hours on all machines to a common metric. The conversation factor is the multiplier that will be applied to convert that machine to ES9021-340 CPU hours (the base metric).

                                                                    EXHIBIT 31-3


Machine Style     Conversion Factor(2)
ES9021-340        1
ES9021-711        2.66
ES9021-962        2.66
(2) - Based on Cheryl Watson's Tuning Letter Information

BILLING REPORTING

From the SMF data, Unisys will sum all CPU hours for all appropriate account codes (see prior list). The hours in these Account Codes will be converted to a common metric and summed monthly to provide the total CPU hours consumed. Unisys will provide two monthly metrics; one metric for total prime shift CPU hours and one metric for off-prime shift CPU hours. Unisys will also provide an EXCEL spreadsheet that contains the detail used to create this report.

IBM MEDIA MOUNTS FORECASTING /BILLING METRICS

Forecasting metric to be used       Total media mounts consumed within selected
                                    account codes.

Unit of Measure                     Count as supplied by SMF records

What forecasted/measured            All media mounts for the following Account
                                    Codes will be excluded from the consumption totals:

                                    3400 - Unisys Scheduling
                                    3420 - Unisys Operations Analysts
                                    3440 - Unisys Operations, Technical Staff

                                    All media mounts for other account codes will be included.

How forecasted and measured         Extract the SMF Type 30 Subtypes 2, 3, and 5
                                    records. These records will be used to
                                    calculate CPU times using TCB, SRB, HPT and IO. All the data will be contained in a monthly file, and retained for one year.
                                    This file will be kept at the detailed level not summarized at any level, allowing the smallest base of raw data anyone could work from.

Missing Data                        In the event that data is missing or
                                    corrupted for any given time, Unisys will average the data from the previous good time period with the following good time period.
                                    For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                                    Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention                      The summarized daily information will be
                                    kept for one year.

                               AMENDMENT NUMBER 2
                                       TO
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT




This is Amendment Number 2, dated as of June 30, 1999, to the Information Technology Services Agreement dated as of June l, 1996 between UNISYS CORPORATION ("Unisys") and UNITED HEALTHCARE SERVICES, INC, ("UHS"), as amended September 15, 1997 (the Agreement").

The Agreement sets forth the parties' obligations relating to (i) ownership of certain Unisys Machines and System Software, (ii) Termination Charges and (iii) pricing adjustments in the event of the occurrence of certain base volume changes. Unisys has requested such provisions be amended in certain respects and UHS has agreed to amend such provisions in accordance with this Amendment Number
2. Terms not otherwise defined herein shall have the meaning given them in the Agreement.

ACCORDINGLY, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Unisys and UHS hereby agree to amend the Agreement to incorporate the following additional provisions and modify certain clauses as follows:

1. Notwithstanding anything to the contrary contained in the Agreement or any exhibits thereto, upon the termination, in whole or in part only with respect to the A-Series and Clearpath Unisys Machines, of the Agreement for any reason prior to its expiration, UHS shall, upon request of Unisys, only with respect to (i) any A Series and Clearpath Unisys Machines and related peripherals described on Exhibit A attached hereto and (ii) Unisys proprietary System Software described on Exhibit A attached hereto, be obligated to (i) purchase such A-Series and Clearpath Unisys Machines and related peripherals and (ii) license such Unisys proprietary Systems Software for the remaining term of the Agreement, solely for an amount equal to the amount set forth on Exhibit B attached hereto. Upon the sale of any Unisys Machines and related peripherals to UHS under this Amendment Number 2, Unisys will represent and warrant that it has the full right, title and interest in such Unisys Machines and related peripherals free and clear of any liens, claims or encumbrances and that such Unisys Machines and related peripherals are in good working order and eligible for Unisys maintenance services in accordance with Unisys then existing maintenance agreements. It is understood and agreed by the parties that, in the event UHS terminates the Agreement in full or only with respect to one or more of the A-Series and Clearpath Unisys Machines, and Unisys requests that UHS purchase the A-Series and Clearpath Unisys Machines and related peripherals described on Exhibit A attached hereto and license the Unisys proprietary System Software described on Exhibit A attached hereto, UHS will only be obligated to pay (i) those fees then due and payable under the Agreement at the time of termination and
         (ii) the amount set forth on Exhibit B attached hereto. Notwithstanding the foregoing, in the event that UHS terminates the Agreement pursuant to Section 24.05 of the Agreement, UHS shall not be obligated to pay the applicable amount set for on Exhibit B attached hereto for such A-Series and Clearpath Unisys Machines and related peripherals if UHS has not received the full right title and interest in such Unisys Machines and related peripherals free and clear of any liens, claims or encumbrances. No other fees or charges of any kind shall apply. For clarification purposes only, termination solely with respect to one or more IBM or Unix machines shall be in accordance with the terms and conditions of the Agreement (specifically including Amendment 1).

2. Upon mutual agreement of the parties, which agreement will be in the sole discretion of the parties, Exhibit A attached hereto will be amended, from time to time, as the A-Series and Clearpath Unisys Machines and Unisys proprietary System Software subject to this Amendment Number 2 are substituted by Unisys. Exhibit B attached hereto will not be amended or modified as a result of any such amendment of Exhibit A attached hereto. The intent of the parties is that Exhibit A attached hereto reflects all of the hardware and Unisys proprietary System Software required to process the UHS workload as of the date of this Amendment Number 2. Unisys hereby represents that Exhibit A attached hereto includes a complete and accurate list of all the A-Series and Clearpath Unisys Machines and Unisys proprietary System Software required to process the Unisys related UHS workload as of the date of this Amendment.

3. Section 33.01(1) of the Agreement is hereby amended by adding the following sentence to the end of the paragraph:

         "Notwithstanding the above, Unisys may assign its right to receive payments under this Agreement; provided, however, that any such assignment (a) will not increase the number of payments or amounts due from UHS, (b) will be subject to any claims and offset rights as well as UHS's right to receive payment for unused credits of UHS and (c) will not affect any of UHS's rights or remedies under the Agreement."

4. The first paragraph under the title "BASE CHANGES - VOLUME AND RATE" on page 1 of Exhibit 31-3 of Amendment Number 1 to the Agreement is hereby amended by adding the following sentence to the end of such paragraph:

         "It is understood and agreed and it is the intent of the parties hereto that, with respect to A-Series and Clearpath Unisys Machines only, in the event that an adjustment to the base rate is made as a result of a reduction in the actual unit volume consumed for a specific category, the parties will negotiate in good faith an appropriate adjustment to the base rate to reflect the capacity reductions and volume changes. Adjustments to the base rate pursuant to this paragraph will not in any way affect, reduce, amend or alter the parties rights or obligations under Article 9 of the Agreement."

5.       The first sentence of the paragraph titled "ALL PERIODS" on page 1 of
         Exhibit 31-3 of Amendment Number 1 to the Agreement is hereby amended to read in its entirety as follows:

         "If the base volume for a particular category falls below either 60% of the base volume existing as of the date of this Amendment Number 2 for the Unisys category, or 60% of the initial base volume for the IBM categories, the Account Executives for Unisys and UHS will jointly agree on a revised rate card for that category. The Account Executives will also agree on a one-time charge for the reduced capacity requirement, or if UHS re-assigns the volume of one product family (IBM, Unisys) to the other product families supported by Unisys, the Account Executives for Unisys and UHS will jointly agree on an appropriate one-time charge for the eliminated capacity requirement."

6. Section 30.01 of the Agreement is hereby amended to read in its entirety as follows:

                  30.01(a) Direct Damages. Each of UHS and Unisys shall be liable to the other Party for any direct damages arising out of or relating to a breach of its obligations under this Agreement. The following shall be considered direct damages and Unisys shall not assert that they are indirect, incidental, special, or consequential damages or lost profits to the extent they result from Unisys failure to provide the Services in accordance with this Agreement:

                  (1) reasonable costs of recreating (if possible) or reloading any of UHS' or its Affiliates' information that is lost or damaged;

                  (2) reasonable costs of implementing a work around in respect of a failure to provide all or a portion of the Services or any part thereof;

                  (3) reasonable costs of replacing lost or damaged equipment software and materials;

                  (4) reasonable costs and expenses incurred by UHS or its Affiliates to return Systems Software to manufacturer specifications;

                  (5) reasonable costs and expenses incurred by UHS or its Affiliates to procure the Services from an alternate source, to the extent in excess of Unisys charges under this Agreement, and provided that such costs and expenses shall not continue beyond the Term;

                  (6) reasonable straight time, overtime or related expenses incurred by UHS or its Affiliates, including overhead allocations of UHS or its Affiliates for their employees, wages and salaries of additional employees, travel expenses, overtime expenses, telecommunication charges and similar charges, due to the failure of Unisys or its Agents to provide all or a portion of the Services incurred in connection with
                           (1) through (5) above;

                  (7) specific damages incurred pursuant to contractual provisions including, without limitation, liquidated damages, performance guarantees and fee reductions incurred by UHS or its Affiliates pursuant to customer or provider contracts; and

                  (8) the amount of any payment or penalty imposed on a Party by a regulatory agency arising out of the other Party's breach of this Agreement.

                  30.01(b) Limitation on Liability. The liability of either Party for actual, direct damages resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited as follows:

         l. With respect to UHS, liability for actual, direct damages resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to the greater of (i) $6,000,000 and (ii) the charges paid to Unisys by UHS during the twelve month period immediately prior to the date the amount of damages was established (the "UHS Damages Cap"). In addition, the liability of UHS for actual, direct damages specified in subsections 30.01(7) and (8) resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to ten percent (10%) of the charges paid to Unisys by UHS during the twelve month period immediately prior to the date the amount of damages was established.

         2. With respect to Unisys, liability for actual, direct damages resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to the greater of (i) $6,000,000 and (ii) the actual direct damages incurred by UHS up to a limit of an amount equal to the charges paid to Unisys by UHS during the twelve (12) month period immediately prior to the date the amount of damages was established (the "Unisys Direct Damages Cap"). In addition, the liability of Unisys for actual, direct damages specified in subsections 30.01(7) and
                  (8) resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to ten percent (10%) of the charges paid to Unisys by UHS during the twelve month period immediately prior to the date the amount of damages was established. Notwithstanding the preceding two sentences, in the event that UHS terminates this Agreement in accordance with Section 24.02, 24.03, 24.05 or 24.06, Unisys will pay to UHS an amount equal to the charges paid to Unisys by UHS during the four (4) month period immediately prior to the date of such termination and Unisys liability with respect to such direct damages sustained as a result of such termination will be limited to an amount equal to the charges paid to Unisys by UHS during the eight (8) month period immediately prior to the date of such termination.

         3. The limitations in Subsections 30.01(b)(1) and (2) above will not apply to (a) losses by either Party for bodily injury or damage to real property or tangible personal property, (b) either Party's obligations to indemnify the other pursuant to
                  Section 29.01(1), Section 29.01(7), Section 29.02(1) and
                  Section 29.02(7), (c) any breach of confidentiality obligations contained in this Agreement or the improper disclosure of UHS Data, or (d) liability resulting from the willful misconduct of a Party.

7. It is the intent of the parties that Exhibit 17 of the Agreement is superseded in its entirety by Amendment Number 1 and this Amendment Number 2.

8.       Other Terms

         Except as herein specifically amended, all of the terms of the Agreement remain in full force and effect and are hereby ratified and confirmed.

         To the extent the terms of this Amendment Number 2 conflict with other terms of the Agreement or any exhibits thereto, the provisions set forth in this Amendment Number 2 shall control.


IN WITNESS WHEREOF, Unisys and UHS have executed this Amendment Number 2, effective as of the date first above written.


UNISYS CORPORATION                  UNITED HEALTHCARE SERVICES, INC.

By: Illegible                       By: Illegible
   -----------                           -----------

Its: Illegible                      Its:  Illegible
    -----------                           -----------

                                    EXHIBIT A
                                   AMENDMENT 2
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT




                                                                              06/30/99
                                      EXTENDED     *** H/W       NET         REMAINING       START
DESCRIPTION                           LIST PRICE   DISCOUNT      LIST        BOOK VALUE      DATE
-----------                           ----------   --------      ----        ----------      ----
INITIAL ASSET TFSR - 3430 H/W         $  ***      $    -      $  ***         $  ***          Jun-96
INITIAL ASSET TFSR - 3430 S/W         $  ***      $    -      $  ***         $  ***          Jun-96
(Extended List Price = Asset Transfer Value from the initial Agreement)
(3430 was the A Series org # for UHG at time of contract)
INCREMENTAL HARDWARE

Al8-4x-6x                             $  ***      $  ***      $  ***         $  ***          Aug 96
A19 Components                        $  ***      $  ***      $  ***         $  ***          Oct-96
A Series Disk USE3600II               $  ***      $  ***      $  ***         $  ***          Oct-96
A Series Disk Growth                  $  ***      $  ***      $  ***         $  ***          Mar-97
A168                                  $  ***      $  ***      $  ***         $  ***          May-97
Initial Clearpath                     $  ***      $  ***      $  ***         $  ***          May-97
A Series                              $  ***      $  ***      $  ***         $  ***          Sep-97
CP2013-V35 LMV Card                   $  ***      $  ***      $  ***         $  ***          Sep-97
Opcon Unix                            $  ***      $  ***      $  ***         $  ***          Sep-97
MAG TAPE                              $  ***      $  ***      $  ***         $  ***          Sep-97
A Series Disk                         $  ***      $  ***      $  ***         $  ***          Oct-97
CLRPTH 3x                             $  ***      $  ***      $  ***         $  ***          Oct-97
Clearpath 3x-5x                       $  ***      $  ***      $  ***         $  ***          Nov-97
A Series Disk                         $  ***      $  ***      $  ***         $  ***          Nov-97
A Series Disk                         $  ***      $  ***      $  ***         $  ***          Nov-97
Clearpath 3x Hardware                 $  ***      $  ***      $  ***         $  ***          Jan-98
Disk for Prod C & F                   $  ***      $  ***      $  ***         $  ***          Mar-98
CLRPTH UPG                            $  ***      $  ***      $  ***         $  ***          May-98
2x5800 ClrPth                         $  ***      $  ***      $  ***         $  ***          Oct-98
4O98 A Series Disk                    $  ***      $  ***      $  ***         $  ***          Oct-98
A Series Cache Disk memory            $  ***      $  ***      $  ***         $  ***          Dec-98
OR801-RPW                             $  ***      $  ***      $  ***         $  ***          Dec-98
TAB40-048                             $  ***      $  ***      $  ***         $  ***          Jan-99
GVPRODF 3x-4x                         $  ***      $  ***      $  ***         $  ***          Jan-99
GVPRODC 4x-5x                         $  ***      $  ***      $  ***         $  ***          Jan-99
GVPRODF 4x-5x                         $  ***      $  ***      $  ***         $  ***          Jan-99
A Series Disk                         $  ***      $  ***      $  ***         $  ***          Apr-99



SUB TOTAL                             $  ***      $  ***      $  ***         $  ***




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A
                                  AMENDMENT 2
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT


                                                                              06/30/99
                                      EXTENDED     *** H/W       NET         REMAINING       START
DESCRIPTION                           LIST PRICE   DISCOUNT      LIST        BOOK VALUE      DATE
-----------                           ----------   --------      ----        ----------      ----
INCREMENTAL SOFTWARE



A18-4x-6x                             $  ***      $    -      $  ***         $  ***          Aug-96
Disk-260GB USE36000II                 $  ***      $    -      $  ***         $  ***          Aug-96
Disk Software                         $  ***      $    -      $  ***         $  ***          Oct-96
Disk Software                         $  ***      $    -      $  ***         $  ***          Oct-96
Disk Software                         $  ***      $    -      $  ***         $  ***          Mar-97
A18 2x-3x ETP                         $  ***      $    -      $  ***         $  ***          Mar-97
Disk Software                         $  ***      $    -      $  ***         $  ***          May-97
CLRPTH                                $  ***      $    -      $  ***         $  ***          May-97
Disk Software                         $  ***      $    -      $  ***         $  ***          Jun-97
A19 S/W License Renewal               $  ***      $    -      $  ***         $  ***          Jul-97
UN6000 UNIX Software                  $  ***      $    -      $  ***         $  ***          Sep-97
3x Clearpath                          $  ***      $    -      $  ***         $  ***          Sep-97
Clearpath 3x-5x                       $  ***      $    -      $  ***         $  ***          Nov-97
Clearpath 3x Software                 $  ***      $    -      $  ***         $  ***          Jan-98
4x Clearpath                          $  ***      $    -      $  ***         $  ***          May-98
A19 S/W License Renewal               $  ***      $    -      $  ***         $  ***          Jun-98
2x5800 ClearPath                      $  ***      $    -      $  ***         $  ***          Oct-98
GVPRODF 3x-4x                         $  ***      $    -      $  ***         $  ***          Jan-99
GVPRODC 4x-5x                         $  ***      $    -      $  ***         $  ***          Jan-99
GVPRODF 4x-5x                         $  ***      $    -      $  ***         $  ***          Jan-99



SUB TOTAL                             $  ***      $    -      $  ***         $  ***



GRAND TOTAL                           $  ***      $  ***      $  ***         $  ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B
                               TERMINATION CHARGES
                                     (***'S)

     Year      Month    Unisys Only and All Platforms
                38                      ***
                39                      ***
                40                      ***
                41                      ***
                42                      ***
                43                      ***
                44                      ***
                45                      ***
                46                      ***
                47                      ***
                48                      ***
      5         49                      ***
                50                      ***
                51                      ***
                52                      ***
                53                      ***
                54                      ***
                55                      ***
                56                      ***
                57                      ***
                58                      ***
                59                      ***
                60                      ***
      6         61                      ***
                62                      ***
                63                      ***
                64                      ***
                65                      ***
                66                      ***
                67                      ***
                68                      ***
                69                      ***
                70                      ***
                71                      ***
                72                      ***
      7         73                      ***
                74                      ***
                75                      ***
                76                      ***
                77                      ***
                78                      ***
                79                      ***
                80                      ***
                81                      ***
                82                      ***
                83                      ***
                84                      ***
       8        85                      ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B
                               TERMINATION CHARGES
                                     (***'S)

     Year      Month       Unisys Only and All Platforms
                86                      ***
                87                      ***
                88                      ***
                89                      ***
                90                      ***
                91                      ***
                92                      ***
                93                      ***
                94                      ***
                95                      ***
                96                      ***
       9        97                      ***
                98                      ***
                99                      ***
               100                      ***
               101                      ***
               102                      ***
               103                      ***
               104                      ***
               105                      ***
               106                      ***
               107                      ***
               108                      ***
      10       109                      ***
               110                      ***
               111                      ***
               112                      ***
               113                      ***






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities Exchange Act of 1934, as amended.

                               AMENDMENT NUMBER 3
                                       TO
                   INFORMATION TECHNOLOGY SERVICES AGREEMENT

                  This is Amendment No. 3, dated as of May 1, 2002, to the Information Technology Services Agreement dated as of June 1, 1996 between Unisys Corporation ("Unisys") and United HealthCare Services, Inc., ("UHS"), as amended (the "Agreement").

         NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed that the Agreement is hereby amended as follows:

         WHEREAS, the Parties wish to amend the Agreement and/or Additional Service Requisitions there under in order to modify certain sections and exhibits of the Agreement and/or Additional Service Requisitions there under, and add additional terms.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the Parties agree as follows:

         1. All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Agreement.

         2. Additional Service Requisition 0157 (AARP/Compass) is hereby amended to include the following information in a new subsection under Section 7(a) as outlined in Exhibit A attached hereto.

         3. Additional Service Requisition 01102 (Physician Portal) is hereby amended to include the following information in a new subsection under Section 7 as outlined in Exhibit B attached hereto.

         4. Exhibit 15 (Subcontractors) is hereby amended to delete the subcontractors chart in its entirety and replace it with the following chart shown in Exhibit C attached hereto.

         5. Article 33 (Miscellaneous Provisions) of the Agreement shall be modified as to add a new Section 33.18 titled "External Access", as outlined in Exhibit D attached hereto.

         6. Article 33 (Miscellaneous Provisions), Section 33.02 (Notices) is hereby updated with the following revised contact information as outlined in Exhibit E attached hereto.

         7. Article 22 (Confidentiality), Section 22.01 (Confidential Information) will be amended to include the following as outlined in Exhibit F attached hereto.

In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of this Amendment shall be controlling. Unless specifically modified or changed by the terms of this Amendment, all terms and conditions of the Agreement shall remain in effect and shall apply fully as described and set forth in the Agreement.

Accepted by:                                   Accepted by:

Unisys Corporation                             United HealthCare Services, Inc.

By:  /s/ Kenneth W. Hadzinski                  By: /s/ Darrell Brooks
     ---------------------------------             ----------------------------

Name:    Kenneth W. Hadzinski                  Name:   Darrell Brooks
     ---------------------------------             ----------------------------
         Contracts Manager
Title:   Unisys Corporation                    Title:  VP, Service Management
     ---------------------------------             ----------------------------

Date:    9/10/02                               Date:   08-30-2002
     ---------------------------------             ----------------------------

                                    EXHIBIT A

          ADDITIONAL SERVICE REQUISITION 0157 (AARP/COMPASS) AMENDMENT

         "7. Problem Resolution Time Unisys shall resolve all problems categorized below within the times listed below from the time that the Unisys Service Center problem ticket is opened until the problem is resolved.

         Severity                        Characteristics                            Resolution
                                                                                        Time
1- Major Business Impact      Major impact on business.
                              The site is unavailable or any of the                  8 hours
                              major functions (i.e. transactions or content) of
                              the site are completely or partially unavailable
                              or the site is experiencing significant response
                              time issues (i.e. not meeting performance
                              metrics).
                              A system or component is down causing a business
                              function to halt. The critical situation procedure
                              is followed to resolve the problem.
3 - Minor Business Impact     Minor impact on business.
                              Any issue affecting the functionality                  96 hours
                              (I.e. transaction, content or performance) or
                              availability of the site for a single user. This
                              does not have critical impact on the business, but
                              does restrict functions to some users and can
                              impact normal operations.

                                    EXHIBIT B

        ADDITIONAL SERVICE REQUISITION 01102 (PHYSICIAN PORTAL) AMENDMENT


         "G. Problem Resolution Time Unisys shall resolve all problems categorized below within the times listed below from the time that the Unisys Service Center problem ticket is opened until the problem is resolved.


         Severity                        Characteristics                                Resolution
                                                                                           Time
1- Major Business Impact      Major impact on business.
                              The site is unavailable or any of the                       8 hours
                              major functions (i.e. transactions or content) of
                              the site are completely or partially unavailable
                              or the site is experiencing significant response
                              time issues (i.e. not meeting performance
                              metrics).
                              A system or component is down causing a business
                              function to halt The critical situation procedure
                              is followed to resolve the problem.
3 - Minor Business Impact     Minor impact on business.
                              Any issue affecting the functionality                      96 hours
                              (I.e. transaction, content or performance) or
                              availability of the site for a single user. This
                              does not have critical impact on the business, but
                              does restrict functions to some users and can
                              impact normal operations.

                                    EXHIBIT C

                                   EXHIBIT 15
                                    (REVISED)
                                 SUBCONTRACTORS



      VENDOR                                 USER
  Burns Security                     Facilities
  Honeywell                          Eagan Service Center

  Hunt Electric                      Facilities
  Iron Mountain                      Eagan Service Center

  Quicksilver                        Eagan Service Center

                                                                       EXHIBIT D



                ADDITION TO ARTICLE 33 MISCELLANEOUS PROVISIONS

33.18 External Access. This section establishes the terms and conditions and procedures of Unisys access to certain of UHS' Systems noted on the Security Form ("United IS").

(1). Method of Access. Unisys shall have access to United IS by the following methods:

-        At a UHS Site using UHS owned or leased equipment.

-        As otherwise mutually agreed to by the Parties.

(2). System Users. As part of the Agreement, UNISYS shall identify to UHS the UNISYS employees UNISYS believes will need to have access to United IS under the Agreement ("SYSTEM USERS"). UHS will provide each System User with a hard copy of the UHS customer administration request form that is used by UHS to process adds, changes and deletes regarding access to the United IS, which is located in the UHS Lotus Notes database (the "SECURITY FORM"). The UHS designated contact will forward the completed Security Form to the UHS security group for processing. UNISYS shall provide UHS the information regarding each System User reasonably required by UHS, including, but not limited to, the United IS each System User will access and the method of each System User's access to United IS. UNISYS will not provide social security numbers or other UNISYS or personal confidential information to UHS.

UNISYS shall promptly notify UHS of any System Users who cease to require access to United IS as a result of a change of responsibilities and/or leaving UNISYS employment. UHS may terminate any System User's access to United IS in the event UHS has good faith reason to believe such access is not authorized, or access must be terminated in order to prevent damage to UHS. UNISYS is responsible for a System User's non-compliance with the terms of this Agreement. UNISYS subcontractors shall be deemed System Users under the terms of the Agreement.

         In the event UHS terminates an UNISYS System User's access to the United IS for any reason other than (1) a material breach of the Agreement or
(2) a force majeure event, and such access is necessary for UNISYS to perform the Services, the Parties will mutually agree to either (1) develop an alternative means to access the data on the United IS that is necessary for UNISYS to perform the Services or (2) delay the delivery of any deliverables under the Agreement, with no contractual penalty being assessed against UNISYS.

(3). Limitations on UNISYS Use of Access to United IS. UNISYS shall not use its access to United IS for any purposes not authorized by an Agreement.

(4). No Software License Granted and Ownership. The access to United IS granted to UNISYS under the Agreement is limited to granting UNISYS access to the United IS and does not and shall not be construed as granting UNISYS a license for the use of the software programs contained in the United IS. Any license to the software programs contained in United IS shall be pursuant to a separate license agreement between the Parties. UNISYS shall not and shall not attempt to reverse engineer or otherwise obtain copies of the software programs contained in United IS or the source code of the software programs contained in United IS.

UHS represents and warrants to UNISYS that it either owns and/or has rights to the United IS and it owns or has rights to allow UNISYS to access and use the software and applications on the United IS solely for the purposes set forth in the Agreement. This section to the Agreement does not transfer title to or ownership to rights to United IS or to rights in patents, copyrights, trademarks and trade secrets encompassed in the United IS to UNISYS.

(5). Security. UNISYS shall use reasonable physical and software-based measures, commonly used in the electronic data interchange field as such are provided by UHS to UNISYS or that UNISYS uses in its normal course of business, to protect data contained in United IS from unauthorized access. UNISYS shall comply with and shall not attempt to circumvent or bypass UHS's security procedures for the United IS that are required by UHS and provided to UNISYS during the performance of the SOW. UNISYS shall advise UHS if conformance with such requirements will result in additional burdens on UNISYS, and if such burdens will affect UNISYS ability to deliver the Services and/or increase UNISYS costs to perform the Services. Notwithstanding the foregoing, any such Changes to the Agreement will be processed by the Parties in accordance with the terms and conditions of the Agreement.




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                                                                       EXHIBIT E

                             SECTION 33.02 NOTICES

In the case of UHS:

United HealthCare Services, Inc.
9900 Bren Road East
Minnetonka, Minnesota 55343
Attn: James Hudak, CEO, UnitedHealth Technologies
FAX: 952.936.7430

For default or termination, with a copy to:

United HealthCare Services, Inc.
9900 Bren Road East
Minnetonka, Minnesota 55343
Attn: David Lubben, General Counsel
FAX: 952.936.0044

And to

United HealthCare Services, Inc.
9900 Bren Road East
Minnetonka, Minnesota 55343
Attn: Colleen Schmid, Associate General Counsel
FAX: 952.936.1745

In the case of Unisys:

Unisys Corporation
3900 Paramount Parkway
Suite 250 South
Morrisville, North Carolina
27560

Attn: Ken Hadzinski





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
                                   EXHIBIT F

ADDITIONAL NEW PARAGRAPH IN SECTION 22.01 CONFIDENTIAL INFORMATION

         "While it is not contemplated under this Agreement that Unisys will have a need to use or disclose Protected Health Information or Personal Information (as those terms are defined below), in connection with providing services to UHS, in the event Unisys does, this section shall apply. In addition to its obligations of confidentiality under this Agreement, Unisys understands and acknowledges that it may receive from or create or receive on behalf of UHS Protected Health Information, as defined under the privacy regulations issued pursuant to the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), and/or nonpublic personal information, as defined under the Gramm-Leach-Bliley Act and implementing regulations ("GLB"), during the performance of its obligations under this Agreement. Unisys agrees to comply with any information privacy and security policies and standards of UHS that are disclosed by UHS to Unisys in writing and that are applicable to the aforementioned information. Except as otherwise specified herein, Unisys may use or disclosure Protected Health Information received from or created or received on behalf of UHS ("PHI") and nonpublic personal information received from or created or received on behalf of UHS ("Personal Information") solely to perform functions, activities, or services for, or on behalf of, UHS as specified in this Agreement. With regard to its use and/or disclosure of PHI or Personal Information, Unisys hereby agrees and represents and warrants to UHS that Unisys shall:

(a) Not use or further disclose any PHI or Personal Information other than as permitted by this Agreement.
(b) At all times maintain and use appropriate safeguards to prevent uses or disclosures of any PHI or Personal Information other than as permitted by this Agreement;
(c) Ensure that any subcontractor or agent to whom it provides any PHI or Personal Information agrees in writing to the same conditions and restrictions that apply to Unisys with regard to the PHI or Personal Information, including, without limitation, all of the requirements of this Section 22.

With regard to its use and/or disclosure of PHI, Unisys hereby agrees and represents and warrants to UHS that Unisys shall:
(a) Report promptly to UHS any use or disclosure of any PHI of which it becomes aware that is not permitted by this Agreement;
(b) Mitigate, to the extent practicable, any harmful effect that is known to Unisys of a use or disclosure of PHI by Unisys in violation of the requirements of this Agreement;
(c) In the time and manner designated by UHS, make available PHI in a Designated Record Set, to UHS, or as directed by UHS, to an individual, in order for UHS to respond to individuals' request for access to information about them in accordance with the HIPAA privacy regulation;




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
(d) In the time and manner designated by UHS, make any amendments or corrections to the PHI in a Designated Record Set that UHS directs in accordance with the HIPAA privacy regulation;
(e) In the time and manner designated by UHS, document such disclosures of PHI and information related to such disclosures as would be required for UHS to respond to a request by an individual for an accounting of disclosures of PHI in accordance with the HIPAA privacy regulations;
(f) In the time and manner designated by UHS, make available to UHS, or as directed by UHS, to an individual, the information documented in accordance with subsection (e) above, to permit UHS to respond to a request by an individual for an accounting of disclosures, in accordance with the HIPAA privacy regulations;
(g) In the time and manner designated by UHS or the Secretary of HHS, make its internal practices, books and records relating to the use and disclosure of PHI available to UHS and to the Secretary of HHS for purposes of determining UHS's compliance with the HIPAA privacy regulations.



         Unisys agrees that this Agreement may be terminated by UHS upon written notice to Unisys in the event that UHS determines that Unisys has violated any material term of this section. Alternatively, UHS may choose to provide Unisys with written notice of the existence of an alleged material breach of this section and afford Unisys an opportunity to cure said breach upon mutually agreeable terms. Failure to cure, or a determination by UHS that cure is not practicable or possible, shall be grounds for the immediate termination of this Agreement. Unisys agrees to defend, indemnify and hold harmless UHS against any and all claims, liabilities, judgments or damages asserted against, imposed upon or incurred by UHS that arise out of any violation of this section.



         Upon the termination of this Agreement for any reason, Unisys shall return to UHS or destroy all PHI and/or Personal Information, and retain no copies in any form whatsoever. This provision shall apply to PHI and/or Personal Information that is in the possession of subcontractors, vendors or agents of Unisys. Unless otherwise specified in this Agreement, all capitalized terms in this section not otherwise defined have the meaning established for purposes of Title 45 parts 160 and 164 of the UHS States Code of Federal Regulations, as amended from time to time. The Parties agree to take such action as is necessary to amend this Agreement from time to time as is necessary for UHS to comply with the requirements of HIPAA, the HIPAA privacy regulations, GLB and other federal and state privacy and consumer rights laws and regulations applicable to UHS. Unisys agrees to cooperate with and assist UHS in order for UHS to meet its obligations under applicable privacy laws and regulations. This section shall survive any termination of this Agreement. The terms and conditions of this section required by HIPAA shall be construed in light of any applicable interpretation of and/or guidance on the HIPAA privacy regulation issued by HHS





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
         from time to time. Any ambiguity in this section shall be resolved in favor of a meaning that permits UHS to comply with applicable laws and regulations.

Notwithstanding anything to the contrary contained in this Section 22.01, UHS acknowledges and agrees that Unisys has no independent knowledge of the requirements of HIPAA or GLB or any regulations promulgated pursuant thereto. As a result, to the extent that any of the obligations of Unisys with regard to PHI or Personal Information are determined by, relate or refer to the provisions of HTAA, GLB or any regulations relating thereto, Unisys shall be bound by any such obligation only if and to the extent that Unisys has been informed by UHS, in writing, (via policies and procedures or otherwise) of the requirements of such provision and the procedures that Unisys must follow in order to comply with such obligations. If and to the extent that, when so informed, Unisys determines that compliance with such obligations would be commercially unreasonable or unduly burdensome, Unisys shall so notify UHS and the parties shall work together in good faith to develop a mutually acceptable solution, including, without limitation, restricting Unisys's access to the applicable PHI or Personal Information, if practicable."




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